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                                                                 EXHIBIT 11(a)

                        INDEPENDENT AUDITORS' CONSENT

    We consent to the use in this Post-Effective Amendment No. 39 to the Registration Statement (1933 Act File No. 33-1121) of Eaton Vance Investment Trust on behalf of Eaton Vance California Limited Maturity Municipals Fund, Eaton Vance Connecticut Limited Maturity Municipals Fund, Eaton Vance Florida Limited Maturity Municipals Fund, Eaton Vance Massachusetts Limited Maturity Municipals Fund, Eaton Vance Michigan Limited Maturity Municipals Fund, Eaton Vance New Jersey Limited Maturity Municipals Fund, Eaton Vance New York Limited Maturity Municipals Fund, Eaton Vance Ohio Limited Maturity Municipals Fund and Eaton Vance Pennsylvania Limited Maturity Municipals Fund of our report dated May 2, 1997, relating to Eaton Vance California Limited Maturity Municipals Fund, Eaton Vance Connecticut Limited Maturity Municipals Fund, Eaton Vance Florida Limited Maturity Municipals Fund, Eaton Vance Massachusetts Limited Maturity Municipals Fund, Eaton Vance Michigan Limited Maturity Municipals Fund, Eaton Vance New Jersey Limited Maturity Municipals Fund, Eaton Vance New York Limited Maturity Municipals Fund, Eaton Vance Ohio Limited Maturity Municipals Fund and Eaton Vance Pennsylvania Limited Maturity Municipals Fund (formerly EV Marathon California Limited Maturity Municipals Fund, EV Marathon Connecticut Limited Maturity Municipals Fund, EV Marathon Florida Limited Maturity Municipals Fund, EV Marathon Massachusetts Limited Maturity Municipals Fund, EV Marathon Michigan Limited Maturity Municipals Fund, EV Marathon New Jersey Limited Maturity Municipals Fund, EV Marathon New York Limited Maturity Municipals Fund, EV Marathon Ohio Limited Maturity Municipals Fund and EV Marathon Pennsylvania Limited Maturity Municipals Fund) and our report dated May 2, 1997, relating to California Limited Maturity Municipals Portfolio, Connecticut Limited Maturity Municipals Portfolio, Florida Limited Maturity Municipals Portfolio, Massachusetts Limited Maturity Municipals Portfolio, Michigan Limited Maturity Municipals Portfolio, New Jersey Limited Maturity Municipals Portfolio, New York Limited Maturity Municipals Portfolio, Ohio Limited Maturity Municipals Portfolio and Pennsylvania Limited Maturity Municipals Portfolio which reports are incorporated by reference in the Statement of Additional Information, which is a part of such Registration Statement. We also consent to the references to us under the heading "The Funds" Financial Highlights" appearing in the Prospectus and under the heading "Independent Certified Public Accountants" in the Statement of Additional Information, which are part of such Registration Statement.


                                    /s/ DELOITTE & TOUCHE LLP
                                        --------------------------------------
                                        DELOITTE & TOUCHE LLP

March 23, 1998
Boston, Massachusetts